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                                                                   EXHIBIT 10.14


                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "Amendment") made this 27th day of September, 1999, by and between NBP 132, LLC, a Maryland limited liability company (the "Landlord") and AMERITRADE HOLDING CORPORATION, a Delaware corporation (the "Tenant"), witnesseth that the parties hereby agree as follows:

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into that Lease Agreement and Addendum dated July 28, 1999 (collectively, the "Lease"), by the terms of which Tenant leases from Landlord and Landlord leases to Tenant that certain building known as 132 National Business Park, Annapolis Junction, Anne Arundel County, Maryland, containing an agreed upon equivalent of 120,000 square feet of rentable area (the "Premises"), all as more particularly described in the Lease; and

         WHEREAS, Landlord and Tenant mutually desire to amend certain provisions relating to the tenant improvement allowance if Tenant elects to construct the improvements to the Premises other than the Landlord's Items.

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1. Defined Terms. All capitalized terms which are not defined herein shall have the meaning ascribed to them in the Lease.

1. Amendment of Section 35.4.1. The following sentence shall be added to the end of Section 35.4.1 of the Lease:

         In the alternative, if Tenant elects to construct the improvements to the Premises other than the Landlord's Items, the "Allowance Items Costs" shall include a two percent (2%) construction management fee based on the actual costs incurred by Tenant to construct the Allowance Items to cover Landlord's construction management overhead. The two percent (2%) construction management fee shall be calculated only on the actual amount of the Allowance disbursed to Tenant and subject to the provision of construction management services by Landlord.

1. Ratification of Lease. All other terms, covenants and conditions of the Lease shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment to , and this Amendment shall, by this reference, constitute a part of the Lease.


WITNESS OR ATTEST:                      LANDLORD:
                                        NBP 132, LLC



/s/ Karen M. Singer                     By:  /s/ Roger A. Waesche, Jr. (SEAL)
-------------------                         ----------------------------------
                                             Roger A. Waesche, Jr.
                                             Senior Vice President

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WITNESS OR ATTEST:                      TENANT:
                                        AMERITRADE HOLDING CORPORATION


-------------------                     By: /s/ Yvonne M. Kisiel (SEAL)
                                           --------------------------------

                                        Name: Yvonne M. Kisiel
                                        Title: Vice President


STATE OF MARYLAND, _____________________, TO WIT:

         I HEREBY CERTIFY, that on this ____ day of ____________, 1999, before me, the undersigned Notary Public of the State, personally appeared Roger A. Waesche, Jr., who acknowledged himself to be the Senior Vice President of NBP 132, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of the corporation for the purposes therein contained as the duly authorized Senior Vice President of the corporation by signing the name of the corporation by himself as such Senior Vice President.

         WITNESS my hand and Notarial Seal.


                                                 Notary Public
My Commission Expires:


STATE OF MARYLAND, _____________________, TO WIT:

         I HEREBY CERTIFY, that on this ____ day of _____________, 1999, before me, the undersigned Notary Public of the State, personally appeared _______________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the _______ of AMERITRADE HOLDING CORPORATION, a Delaware corporation, and that he/she, as such ___________, being authorized so to do, executed the foregoing instrument on behalf of the Corporation by himself/herself as such
_______________________.

         WITNESS my hand and Notarial Seal.


                                                 Notary Public
My Commission Expires:












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